LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MARCH 6, 2020

TO THE PROSPECTUS DATED JUNE 28, 2019 OF

WESTERN ASSET SMASH SERIES C FUND,

WESTERN ASSET SMASH SERIES EC FUND,

WESTERN ASSET SMASH SERIES M FUND, AND

WESTERN ASSET SMASH SERIES TF FUND

(COLLECTIVELY, THE “FUNDS”)

The following disclosure replaces and, to the extent inconsistent therewith, supersedes the section of the Funds’ prospectus entitled “Portfolio holdings.”

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information on a quarterly basis available at www.leggmason.com/smashfunds (click under the name of the fund) no later than 14 calendar days following the quarter-end.

Please retain this supplement for future reference.

WASX583409